                                                                Exhibit 10.50

                      SECOND AMENDMENT TO CREDIT AGREEMENT

      THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Second Amendment") is made and entered into as of this 29th day of May, 1997 by and among RURAL/METRO CORPORATION, a corporation organized under the laws of Delaware ("Rural/Metro" or the "Guarantor"), certain Subsidiaries of Rural/Metro designated on the signature pages hereto (collectively, the "Borrowers" and, together with Rural/Metro, the "Credit Parties"), the financial institutions who are or may become party hereto (collectively, the "Lenders"), and FIRST UNION NATIONAL BANK OF NORTH CAROLINA, a national banking association ("First Union"), as Agent for the Lenders (the "Agent").

                              Statement of Purpose

      The Lenders have previously agreed to extend certain credit facilities to the Borrowers pursuant to the Credit Agreement dated as of September 29, 1995, by and among Rural/Metro, as Guarantor, the Borrowers, the Lenders, and the Agent as amended by the First Amendment to Credit Agreement dated as of December 20, 1996 and as supplemented by various joinder agreements executed by the Credit Parties (as so amended and supplemented and as may be further amended, restated or otherwise modified, the "Credit Agreement").

      The parties now desire to amend the Credit Agreement in order to increase the Aggregate Commitment from $125,000,000 to $175,000,000) and to reflect the revised Commitments of the Lenders on the terms and conditions set forth below.

      NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

      1. Effect of Amendment. Except as expressly amended hereby, the Credit Agreement and Loan Documents shall be and remain in full force and effect.

      2. Capitalized Terms. All capitalized undefined terms used in this Second Amendment shall have the meanings assigned thereto in the Credit Agreement.

      3. Modification of Credit Agreement. The Credit Agreement is hereby modified as follows:

      (a) Section 1.1 is hereby modified as follows:

            (i) to delete the definition of Aggregate Commitment therein and to insert the following in lieu thereof:

      "Aggregate Commitment" means the aggregate amount of the Lenders' Commitments hereunder, as such amount may be reduced
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      at any time or from time to time pursuant to Section 2.5. The Aggregate
      Commitment as of May 28, 1997 shall be One Hundred Seventy-Five Million Dollars ($175,000,000)."

            (ii) to add in appropriate alphabetical order the following defined term:

      "'Second Amendment' means the Second Amendment to the Credit Agreement dated as of May 28, 1997 by and among the Credit Parties, the Lenders and the Agent."

            (iii) to add in appropriate alphabetical order the following defined term:

      "'Latin American Investments' means investments in Persons organized or operating in any Latin American country; provided, that Latin America for purposes of this definition shall include Mexico, Central America, South America and the Caribbean."

      (b) Section 10.4(f)(v)(B) and (C) are deleted in their entirety and the following shall be inserted in lieu thereof:

      "(B) for the Fiscal Year ending June 30, 1998, 25% of Consolidated Net Revenues of Rural/Metro and its Subsidiaries for the previous Fiscal Year and (C) for each Fiscal Year thereafter, 20% of Consolidated Net Revenues of Rural/Metro and its Subsidiaries for the previous Fiscal Year."

      (c) The chart reflecting mandatory reductions in the Aggregate Commitment in Section 2.5(b) is deleted in its entirety and the following shall be inserted in lieu thereof:

      "Date                         Reduction to Aggregate Commitment
      -----                         ---------------------------------
      September 30, 1999                              $6,250,000
      December 31, 1999                               $6,250,000
      March 31, 2000                                  $6,250,000
      June 30, 2000                                   $6,250,000
      September 30, 2000                              $7,812,500
      December 31, 2000                               $7,812,500
      March 31, 2001                                  $7,812,500
      June 30, 2001                                   $7,812,500"

      (d) (i) Section 9.1 is deleted in its entirety and replaced by the following:

      " SECTION 9.1. Total Debt Leverage Ratio. As of the end of any fiscal quarter, permit the ratio of (a) the Consolidated Debt of Rural/Metro and its Subsidiaries as of such fiscal quarter end to (b) the product of (i)


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      Consolidated EBITDA for the period of two (2) consecutive fiscal quarters ending on such fiscal quarter end multiplied by (ii) two (2), to exceed
      4.00 to 1.00."

            (ii) Section 9.2 is deleted in its entirety and replaced by the following:

      " SECTION 9.2. Senior Debt Leverage Ratio. As of the end of any fiscal quarter, permit the ratio of (a) the difference between (i) the Consolidated Debt of Rural/Metro and its Subsidiaries less (ii) the Consolidated Subordinated Debt of Rural/Metro and its Subsidiaries as of such fiscal quarter end to (b) the product of (i) Consolidated EBITDA for the period of two (2) consecutive fiscal quarters ending on such fiscal quarter end multiplied by (ii) two (2), to exceed 3.25 to 1.00."

            (iii) Section 9.3 is deleted in its entirety and replaced by the following:

      " SECTION 9.3 Total Debt to Total Capitalization. As of the end of any fiscal quarter, permit the ratio of (a) the Consolidated Debt of Rural/Metro and its Subsidiaries as of such fiscal quarter end to (b) the sum of (i) Consolidated Net Worth plus (ii) the Consolidated Debt of Rural/Metro and its Subsidiaries, each as of such fiscal quarter end, to exceed .60 to 1.00."

            (iv) Section 9.4 is deleted in its entirety and replaced by the following:

      " SECTION 9.4 Fixed Charge Coverage Ratio. As of the end of any fiscal quarter, permit the ratio of (a) the product of (i) Consolidated EBIRTA for the period of two (2) consecutive fiscal quarters ending on such fiscal quarter end multiplied by (ii) two (2) to (b) the product of (i) Consolidated Fixed Charges for such period of two (2) consecutive fiscal quarters multiplied by (ii) two (2), to be less than (A) 2.00 to 1.00 from and after the Closing Date through and including June 30, 1999 and (B)
      2.50 to 1.00 thereafter."

            (v) The first sentence of Section 9.5 is deleted in its entirety and replaced by the following:

      "As of the end of any fiscal quarter, permit the ratio of (a) the product of (i) Consolidated EBIRTA for the period of two (2) consecutive fiscal quarters ending on such fiscal quarter end multiplied by (ii) two (2) to
      (b) Consolidated Debt Service to be less than (i) 1.50 to 1.00 from and after the Closing Date through and


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
      including June 30, 1999 and (ii) 1.75 to 1.00 thereafter."

            (vi) The first sentence of Section 9.7 shall be deleted in its entirety and the following inserted in lieu thereof:

      "Make or incur Capital Expenditures during the following periods in an aggregate amount in excess of the following amounts: (a) for the Fiscal Year ending June 30, 1997, $22,000,000; (b) for the Fiscal Year ending June 30, 1998, $24,000,000; (c) for the Fiscal Year ending June 30, 1999, $25,000,000; (d) for the Fiscal Year ending June 30, 2000, $30,000,000;
      (e) for the Fiscal Year ending June 30, 2001, $35,000,000; and (f) $40,000,000 thereafter."

      (e) Exhibit M shall be deleted in its entirety and Exhibit M attached hereto shall be inserted in lieu thereof.

      (f) Schedule 1 shall be deleted in its entirety and Schedule 1 attached hereto shall be substituted in lieu thereof.

      4. Conditions. The effectiveness of the amendments set forth herein shall be conditioned upon delivery to the Agent of the following items:

            (a) Notes. The Borrowers shall issue and deliver to the Agent, in exchange for the Notes outstanding, new Notes, payable to each Lender in the amount of such Lender's respective Commitment.

            (b) Officer's Certificate. The Agent shall have received a certificate from the chief executive officer or chief financial officer of Rural/Metro, on behalf of the Credit Parties, in form and substance reasonably satisfactory to the Agent, to the effect that all representations and warranties of the Credit Parties contained in the Credit Agreement and the other Loan Documents are true, correct and complete in all material respects; that the Credit Parties are not in violation of any of the covenants contained in the Credit Agreement and the other Loan Documents; that, after giving effect to the transactions contemplated by this Second Amendment, no Default or Event of Default has occurred and is continuing; and that the Credit Parties have satisfied each of the closing conditions to be satisfied thereby.

            (c) Closing Certificate of each Credit Party. The Agent shall have received a certificate of the secretary or assistant secretary of each Credit Party certifying, as applicable, that (i) (A) the articles of incorporation and bylaws of such Credit Party (or applicable documentation in the case of any Credit Party organized as a partnership or a


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
      limited liability company) delivered to the Agent on September 29, 1995 (or, with respect to any Credit Party who joined the Credit Agreement after the Closing Date, the date of the applicable Joinder Agreement executed by such Credit Party) have not been repealed, revoked, rescinded or amended in any respect or (B) that, if such documents have not previously been provided to the Agent, such documents are attached thereto and have not been repealed, revoked, rescinded or amended in any respect;
      (ii) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of such Credit Party or the general partner or member of such Credit Party, as applicable, authorizing the transactions contemplated herein, the additional borrowings by the Borrowers contemplated hereunder and the execution, delivery and performance of this Second Amendment and the other documents related thereto (collectively, the "Second Amendment Documents") to which it is a party; and (iii) as to the incumbency and genuineness of the signature of each officer of such Credit Party or the general partner or member of such Credit Party, as applicable executing Loan Documents to which such Credit Party is a party.

            (d) Certificates of Good Standing. The Agent shall have received short-form certificates as of a recent date of the good standing of each Credit Party under the laws of their respective jurisdictions of organization and such other jurisdictions requested by the Agents.

            (e) Opinions of Counsel. The Agent shall have received favorable opinions of counsel to the Credit Parties addressed to the Agent and the Lenders with respect to such Persons and the Loan Documents, as modified by this Second Amendment, reasonably satisfactory in form and substance to the Agent and the Lenders.

            (f) Fees. In order to compensate the Agent for its obligations hereunder, the Borrowers agree to pay (i) to the Agent, for its own account, the arrangement fee and (ii) to the Agent, for the account of the Lenders, the amendment fee and the upfront fee, all as set forth in that certain letter agreement between the Agent and Rural/Metro dated April 30, 1997.

      5. Representations and Warranties/No Default. By their execution hereof, the Credit Parties hereby certify that each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct as of the date hereof as if fully set forth herein and that, as of the date hereof, no Default or Event of Default has occurred and is continuing.


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
      6. Expenses. The Credit Parties shall pay all reasonable out-of-pocket expenses of the Agent in connection with the preparation, execution and delivery of this Second Amendment and the other Second Amendment Documents, including without limitation, the reasonable fees and disbursements of counsel for the Agent.

      7. Governing Law. This Second Amendment shall be governed by, construed and enforced in accordance with the laws of the State of North Carolina without reference to the conflicts or choice of law principles thereof.

      8. Counterparts. This Second Amendment may be executed in separate counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.


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
      IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date and year first above written.

                                    BORROWERS:


                                    THE AID AMBULANCE COMPANY, INC., a
                                    Delaware corporation

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________


                                    AID AMBULANCE AT VIGO COUNTY, INC.,
                                    an Indiana corporation

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________


                                    THE AID COMPANY, INC., an Indiana
                                    corporation

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________


                                    AMERICAN LIMOUSINE SERVICE, INC., an
                                    Ohio corporation

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________


                                    BEACON TRANSPORTATION, INC., a New
                                    York corporation

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________


                                    CITY WIDE AMBULANCE SERVICE, INC.,
                                    an Ohio corporation

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________

                                    CORNING AMBULANCE SERVICE INC., a
                                    New York corporation

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________


                                    DONLOCK, LTD., a Pennsylvania
                                    corporation

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________


                                    E.M.S. VENTURES, INC., a Georgia
                                    corporation

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________


                                    EMS VENTURES OF SOUTH CAROLINA,
                                    INC., a South Carolina corporation

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________


                                    EASTERN AMBULANCE SERVICE, INC., a
                                    Nebraska corporation

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________


                                    EASTERN PARAMEDICS, INC., a Delaware
                                    corporation

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________


                                    GOLD CROSS AMBULANCE SERVICES, INC.,
                                    a Delaware corporation

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________

                                    GOLD CROSS AMBULANCE SERVICE OF PA.,
                                    INC., an Ohio corporation

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________


                                    LASALLE AMBULANCE INC., a New York
                                    corporation

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________


                                    MEDICAL TRANSPORTATION SERVICES,
                                    INC., a South Dakota corporation

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________


                                    MEDSTAR EMERGENCY MEDICAL SERVICES,
                                    INC., a Delaware corporation

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________


                                    MERCURY AMBULANCE SERVICE, INC., a
                                    Kentucky corporation

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________


                                    METRO CARE CORP., an Ohio corporation

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________


                                    METROPOLITAN FIRE DEPT., INC., an
                                    Arizona corporation

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________

                                    MYERS AMBULANCE SERVICE, INC., an
                                    Indiana corporation

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________


                                    NATIONAL AMBULANCE & OXYGEN SERVICE,
                                    INC., a New York corporation

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________


                                    PHYSICIANS AMBULANCE SERVICE, INC.,
                                    a Delaware corporation

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________


                                    PROFESSIONAL MEDICAL SERVICES, INC.,
                                    an Arkansas corporation

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________


                                    REGIONAL ACQUISITION, INC., a
                                    Delaware corporation

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________


                                    RMC CORPORATE CENTER, L.L.C., an
                                    Arizona limited liability company

                                    By:   RURAL/METRO CORPORATION,
                                          an Arizona corporation,
                                          Its Member

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________

                                    RMC INSURANCE, LTD., a Barbados
                                    corporation

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________


                                    RURAL/METRO COMMUNICATIONS SERVICES,
                                    INC., a Delaware corporation

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________


                                    RURAL/METRO INTERNATIONAL, INC., a
                                    Delaware corporation

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________


                                    R/M MANAGEMENT CO., INC., an Arizona
                                    corporation

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________


                                    RURAL/METRO TEXAS HOLDINGS, INC., a
                                    Delaware corporation

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________


                                    RURAL/METRO CORPORATION, an Arizona
                                    corporation

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________


                                    RURAL/METRO CORPORATION OF FLORIDA,
                                    a Florida corporation

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________

                                    RURAL/METRO CORPORATION OF
                                    TENNESSEE, a Tennessee corporation

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________


                                    R/M OF TENNESSEE G.P., INC., a
                                    Delaware corporation

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________


                                    R/M OF TENNESSEE L.P., INC., a
                                    Delaware corporation

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________


                                    RURAL/METRO OF TENNESSEE L.P., a
                                    Delaware limited partnership

                                    By:  R/M OF TENNESSEE G.P., INC.,
                                          a Delaware corporation,
                                          Its General Partner

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________


                                    RURAL/METRO FIRE DEPT., INC., an
                                    Arizona corporation

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________


                                    RURAL/METRO OF ALABAMA, INC., a
                                    Delaware corporation

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________

                                    RURAL/METRO OF ARKANSAS, INC., a
                                    Delaware corporation

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________


                                    RURAL/METRO OF ARLINGTON, INC., a
                                    Delaware corporation

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________


                                    RURAL/METRO OF ATLANTA, INC., a
                                    Delaware corporation

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________


                                    RURAL/METRO OF CALIFORNIA, INC., a
                                    Delaware corporation

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________


                                    RURAL/METRO CANADIAN HOLDINGS, INC.,
                                    a Delaware corporation

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________


                                    RURAL/METRO OF CENTRAL ALABAMA,
                                    INC., a Delaware corporation

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________


                                    RURAL/METRO OF CENTRAL OHIO, INC., a
                                    Delaware corporation

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________

                                    RURAL/METRO OF GEORGIA, INC., a
                                    Delaware corporation

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________


                                    RURAL/METRO OF INDIANA, INC., a
                                    Delaware corporation

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________


                                    RURAL/METRO OF INDIANA, L.P., a
                                    Delaware limited partnership

                                    By:  THE AID AMBULANCE COMPANY, INC.,
                                          a Delaware corporation,
                                          Its General Partner

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________


                                    RURAL/METRO OF INDIANA II, L.P., a
                                    Delaware limited partnership

                                    By:  THE AID AMBULANCE COMPANY, INC.,
                                          a Delaware corporation,
                                          Its General Partner

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________


                                    RURAL/METRO OF KENTUCKY, INC., a
                                    Delaware corporation

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________


                                    RURAL/METRO OF NEBRASKA, INC., a
                                    Delaware corporation

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________

                                    RURAL/METRO OF NEW YORK, INC., a
                                    Delaware corporation

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________


                                    RURAL/METRO OF NORTH FLORIDA, INC.,
                                    a Florida corporation

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________


                                    RURAL/METRO OF OHIO, INC., a
                                    Delaware corporation

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________


                                    RURAL/METRO OF OREGON, INC., a
                                    Delaware corporation

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________


                                    RURAL/METRO OF ROCHESTER, INC., a
                                    New York corporation

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________


                                    RURAL/METRO OF SOUTH CAROLINA, INC.,
                                    a Delaware corporation

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________


                                    RURAL/METRO OF SOUTH DAKOTA, INC., a
                                    Delaware corporation

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________

                                    RURAL/METRO OF TEXAS, INC., a
                                    Delaware corporation

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________


                                    RURAL/METRO OF TEXAS, L.P., a
                                    Delaware limited partnership

                                    By:  R/M OF TEXAS G.P., INC.,
                                          a Delaware corporation,
                                          Its General Partner

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________


                                    R/M OF TEXAS G.P., INC., a Delaware
                                    corporation

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________


                                    SIOUX FALLS AMBULANCE, INC., a South
                                    Dakota corporation

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________


                                    TOWNS AMBULANCE SERVICE, INC., a New
                                    York corporation

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________


                                    VALLEY FIRE SERVICE, INC., a Delaware
                                    corporation

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________

                                    W & W LEASING COMPANY, INC., an
                                    Arizona corporation

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________


                                    THE WESTERN NEW YORK EMERGENCY
                                    MEDICAL SERVICES TRAINING INSTITUTE
                                    INC., a New York corporation

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________


                                    GUARANTOR:

                                    RURAL/METRO CORPORATION, a Delaware
                                    corporation

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________


                                     AGENT:

                                    FIRST UNION NATIONAL BANK
                                      OF NORTH CAROLINA, as Agent


                                    By:_______________________________
                                    Name:_____________________________
                                    Title:____________________________

                                    LENDERS:

                                    FIRST UNION NATIONAL BANK OF NORTH
                                    CAROLINA, as Lender

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________


                                    FLEET BANK, N.A. (formerly known as
                                    Natwest Bank N.A.)

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________


                                    THE FIRST NATIONAL BANK OF CHICAGO

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________


                                    ABN AMRO BANK N.V.

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________


                                    WELLS FARGO BANK, N.A. (formerly
                                    known as First Interstate Bank of
                                    Arizona, N.A.


                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________

                                    THE LONG-TERM CREDIT BANK OF JAPAN,
                                     LIMITED


                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________


                                    BANK OF AMERICA NATIONAL TRUST AND
                                    SAVINGS ASSOCIATION


                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________


                                    BANQUE PARIBAS


                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________

                       Confirmation of Subsidiary Guaranty

      By execution of this Second Amendment, the undersigned hereby expressly consents to the modifications and amendments set forth herein, and hereby acknowledges, represents and agrees that its guaranty obligations set forth in
Article XI of the Credit Agreement remain in full force and effect.


                                    RURAL/METRO CORPORATION, A
                                    DELAWARE CORPORATION

                                    By:________________________________
                                       Name:___________________________
                                       Title:__________________________